UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 28, 2021

Date of Report (Date of earliest event reported)

Can B̅ Corp.

(Exact name of registrant as specified in its charter)

Florida	000-55753	20-3624118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 South Broadway, Suite 120 Hicksville, NY	11801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 516-595-9544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	CANB	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of BMKR, LLP

(i)	On June 29, 2021, Can B̅ Corp. (the “Company”) dismissed BMKR, LLP (“BMKR”) as the Company’s independent registered public accounting firm.

(ii)	BMKR’s audit reports on the financial statements of the Company for the fiscal years ended December 31, 2020 and 2019 contained no adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles except that such reports included an explanatory paragraph describing the uncertainty of the Company’s ability to continue as a going concern,

(iii)	The dismissal of BMKR was agreed to by the Company’s Board of Directors and Audit Committee.

(iv)	During the fiscal years ended December 31, 2020 and 2019, and through June 29, 2021, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) or reportable events ( as described under Item 304(a)(1)(v) of Regulation S-K) with BMKR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused BMKR to make reference to the subject matter of the disagreement in connection with its reports.

(v)	The Company provided BMKR with its disclosures in this Current Report on Form 8-K disclosing the dismissal of BMKR and requested in writing that BMKR furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. BMKR’s response is filed as an exhibit to this Current Report on Form 8-K.

Appointment of BF Borger CPA PC

(i)	Following a careful deliberation and competitive process among various accounting firms, on June 28, 2021, 2021, the Company engaged BF Borger CPA PC (“BFB”) as the Company’s independent registered public accounting firm, beginning the fiscal quarter ending June 30, 2021.

(ii)	Prior to retaining BFB, the Company did not consult with BFB regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
16.1	Letter from BMKR

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Can B̅ Corp.

Date: July 6, 2021	By:	/s/ Marco Alfonsi
Marco Alfonsi, CEO